Exhibit 99.1

FOR IMMEDIATE RELEASE
Select Comfort Announces Second-quarter 2013 Results

•	Generates Net Sales of $207 Million, a 1% Year-over-year Increase

•	Reports Second-quarter EPS of $0.18

•	Reaffirms Full-year 2013 Outlook

MINNEAPOLIS - (July 17, 2013) - Select Comfort Corporation (NASDAQ: SCSS) today reported second-quarter 2013 results for the period ended June 29, 2013.

Second-quarter Financial Summary

•	Net sales increased 1% to $207 million, compared to $205 million in the second quarter of 2012.

•	Company-controlled comparable sales declined 6% year-over-year.

•	Operating income was $15.1 million, compared with $25.9 million in the second quarter of 2012. As a percentage of net sales, operating income was 7.3% compared to 12.6% in the second quarter of 2012.

•	Earnings per diluted share were $0.18, compared to $0.30 in the second quarter of 2012.

•	During the quarter, the company opened 17 stores and closed 15, ending the quarter with 413 stores.

“During the quarter, we experienced sequential monthly sales improvement and strengthened performance as we re-established our proven media-buying formula,” said Shelly Ibach, president and CEO, Select Comfort. “We also made progress on our top priorities, product innovation and local-market development, as we position the company for short- and long-term growth.”

Ibach continued, “Specifically in June, we launched the Sleep Number DualTemp layer, which solves temperature balancing - one of consumers' most common sleep issues. This product can be used with any mattress brand, which is bringing new customers into our Sleep Number stores.”

Cash flows from operating activities were $36 million for the first six months of 2013, compared with $43 million in the prior year. Capital expenditures for the first six months of 2013 increased to $37.1 million as compared to $22.5 million in 2012, driven by increased investment in stores, technology and product innovation. During the second quarter, the company repurchased 0.5 million shares of its common stock for a total cost of $10 million. As of the end of the quarter, cash, cash equivalents and marketable-debt securities totaled $140 million, and the company had no borrowings under its revolving credit facility.

Financial Outlook
The company is maintaining its outlook for full-year 2013 GAAP earnings per diluted share of between $1.30 and $1.45. This outlook assumes high-teens growth in total net sales for the remainder of the year, with a net increase in store count from 410 at year-end 2012 to between 435 and 445 by year-end 2013.

The company currently anticipates that 2013 capital expenditures will be $70-$80 million, reflecting continued investment in stores, technology and product innovation. While its first priority for capital deployment is investment in its high-return growth programs, the company currently plans to continue repurchasing shares in 2013 with the objective of maintaining share count at or below current levels.

Conference Call Information
Management will host its regularly scheduled conference call to discuss the company's results at 5 p.m. EDT (4 p.m. CDT; 2 p.m. PDT) today. To listen to the call, please dial (800) 593-9959 (international participants dial (517) 308-9340) and reference the passcode “Sleep.” To access the webcast, please visit the investor relations area of the Sleep Number website at http://www.sleepnumber.com/eng/aboutus/InvestorRelations.cfm. The webcast replay will remain available for approximately 60 days.

Select Comfort Announces Second-quarter 2013 Results – Page 2 of 9

About Select Comfort Corporation
Select Comfort Corporation is leading the industry in delivering an unparalleled sleep experience by offering consumers high-quality, innovative and individualized sleep solutions and services, which include a complete line of SLEEP NUMBER® beds and bedding. The company is the exclusive manufacturer, marketer, retailer and servicer of the revolutionary Sleep Number bed, which allows individuals to adjust the firmness and support of each side at the touch of a button. The company offers further individualization through its solutions-focused line of Sleep Number pillows, sheets and other bedding products. And as the only national specialty-mattress retailer, consumers can take advantage of an enhanced mattress-buying experience at one of more than 400 Sleep Number stores across the country, online at SleepNumber.com, or via phone at (800) Sleep Number or (800) 753-3768.

Forward-looking Statements
Statements used in this news release relating to future plans, events, financial results or performance are forward-looking statements subject to certain risks and uncertainties including, among others, such factors as general and industry economic trends; consumer confidence; the effectiveness of the company's marketing messages; the efficiency of its advertising and promotional efforts; consumer acceptance of its products, product quality, innovation and brand image; availability of attractive and cost-effective consumer credit options; execution of the company's retail store distribution strategy; the company's dependence on significant suppliers, and its ability to maintain relationships with key suppliers, including several sole-source suppliers; the vulnerability of key suppliers to recessionary pressures, labor negotiations, liquidity concerns or other factors; rising commodity costs and other inflationary pressures; industry competition; the company's ability to continue to improve its product line; warranty expenses; risks of pending and potentially unforeseen litigation; increasing government regulations, which have added or will add cost pressures and process changes to ensure compliance; the adequacy of the company's management information systems to meet the evolving needs of its business and evolving regulatory standards applicable to data privacy and security; the company's ability to attract and retain senior leadership and other key employees, including qualified sales professionals; and uncertainties arising from global events, such as terrorist attacks or a pandemic outbreak, or the threat of such events. Additional information concerning these and other risks and uncertainties is contained in the company's filings with the Securities and Exchange Commission (SEC), including the Annual Report on Form 10-K, and other periodic reports filed with the SEC. The company has no obligation to publicly update or revise any of the forward-looking statements in this news release.

# # #

Media Contact: Gabby Nelson; (763) 551-7460; publicrelations@selectcomfort.com
Investor Contact: Dave Schwantes; (763) 551-7498; investorrelations@selectcomfort.com

Select Comfort Announces Second-quarter 2013 Results – Page 3 of 9

SELECT COMFORT CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Operations
(unaudited - in thousands, except per share amounts)

	Three Months Ended
	June 29, 2013	% of Net Sales	June 30, 2012	% of Net Sales

Net sales	$207,391	100.0%	$205,219	100.0%
Cost of sales	75,993	36.6%	73,648	35.9%
Gross profit	131,398	63.4%	131,571	64.1%

Operating expenses:
Sales and marketing	98,357	47.4%	88,240	43.0%
General and administrative	15,359	7.4%	16,220	7.9%
Research and development	2,560	1.2%	1,256	0.6%
Asset impairment charges	15	0.0%	3	0.0%
Total operating expenses	116,291	56.1%	105,719	51.5%
Operating income	15,107	7.3%	25,852	12.6%
Other income, net	78	0.0%	48	0.0%
Income before income taxes	15,185	7.3%	25,900	12.6%
Income tax expense	5,259	2.5%	8,927	4.3%
Net income	$9,926	4.8%	$16,973	8.3%

Net income per share – basic	$0.18		$0.30

Net income per share – diluted	$0.18		$0.30

Reconciliation of weighted-average shares outstanding:
Basic weighted-average shares outstanding	55,029		55,719
Effect of dilutive securities:
Options	539		1,129
Restricted shares	419		546
Diluted weighted-average shares outstanding	55,987		57,394

Select Comfort Announces Second-quarter 2013 Results – Page 4 of 9

SELECT COMFORT CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Operations
(unaudited - in thousands, except per share amounts)

	Six Months Ended
	June 29, 2013	% of Net Sales	June 30, 2012	% of Net Sales

Net sales	$465,628	100.0%	$467,602	100.0%
Cost of sales	170,814	36.7%	171,732	36.7%
Gross profit	294,814	63.3%	295,870	63.3%

Operating expenses:
Sales and marketing	208,170	44.7%	194,425	41.6%
General and administrative	31,540	6.8%	33,149	7.1%
Research and development	5,116	1.1%	2,546	0.5%
CEO transition (benefit) costs	(391)	(0.1)%	5,595	1.2%
Asset impairment charges	45	0.0%	7	0.0%
Total operating expenses	244,480	52.5%	235,722	50.4%
Operating income	50,334	10.8%	60,148	12.9%
Other income, net	169	0.0%	55	0.0%
Income before income taxes	50,503	10.8%	60,203	12.9%
Income tax expense	17,106	3.7%	20,813	4.5%
Net income	$33,397	7.2%	$39,390	8.4%

Net income per share – basic	$0.61		$0.71

Net income per share – diluted	$0.60		$0.69

Reconciliation of weighted-average shares outstanding:
Basic weighted-average shares outstanding	55,062		55,680
Effect of dilutive securities:
Options	613		1,099
Restricted shares	426		588
Diluted weighted-average shares outstanding	56,101		57,367

Select Comfort Announces Second-quarter 2013 Results – Page 5 of 9

SELECT COMFORT CORPORATION
AND SUBSIDIARIES
Consolidated Balance Sheets
(in thousands, except per share amounts)
subject to reclassification

	(Unaudited) June 29, 2013	December 29, 2012
Assets
Current assets:
Cash and cash equivalents	$58,189	$87,915
Marketable debt securities – current	53,787	51,264
Accounts receivable, net of allowance for doubtful accounts of $459 and $348, respectively	14,385	16,613
Inventories	34,473	35,564
Prepaid expenses	9,052	4,299
Deferred income taxes	5,398	5,401
Other current assets	10,904	9,522
Total current assets	186,188	210,578

Non-current assets:
Marketable debt securities – non-current	28,502	38,642
Property and equipment, net	105,539	79,356
Goodwill and intangible assets, net	17,288	2,881
Deferred income taxes	4,470	8,511
Other assets	4,573	2,053
Total assets	$346,560	$342,021

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$63,335	$67,703
Customer prepayments	12,330	15,194
Compensation and benefits	15,990	21,597
Taxes and withholding	6,134	9,282
Other current liabilities	17,716	19,285
Total current liabilities	115,505	133,061

Non-current liabilities:
Warranty liabilities	1,673	1,457
Other long-term liabilities	15,293	13,806
Total non-current liabilities	16,966	15,263
Total liabilities	132,471	148,324

Shareholders’ equity:
Undesignated preferred stock; 5,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.01 par value; 142,500 shares authorized, 55,603 and 55,903 shares issued and outstanding, respectively	556	559
Additional paid-in capital	20,966	33,923
Retained earnings	192,592	159,195
Accumulated other comprehensive (loss) income	(25)	20
Total shareholders’ equity	214,089	193,697
Total liabilities and shareholders’ equity	$346,560	$342,021

Select Comfort Announces Second-quarter 2013 Results – Page 6 of 9

SELECT COMFORT CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Cash Flows
(unaudited - in thousands)
subject to reclassification

	Six Months Ended
	June 29, 2013	June 30, 2012
Cash flows from operating activities:
Net income	$33,397	39,390
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	14,153	9,049
Stock-based compensation	1,992	8,370
Net gain on disposals and impairments of assets	(58)	(12)
Excess tax benefits from stock-based compensation	(2,837)	(4,120)
Deferred income taxes	4,072	(2,431)
Changes in operating assets and liabilities, net of effect of acquisition:
Accounts receivable	2,541	3,055
Inventories	1,769	(2,450)
Income taxes	(3,084)	3,614
Prepaid expenses and other assets	(3,933)	(2,474)
Accounts payable	(1,708)	202
Customer prepayments	(2,857)	(1,892)
Accrued compensation and benefits	(4,802)	(9,085)
Other taxes and withholding	(1,156)	(920)
Warranty liabilities	(571)	(453)
Other accruals and liabilities	(775)	3,390
Net cash provided by operating activities	36,143	43,233

Cash flows from investing activities:
Purchases of property and equipment	(37,096)	(22,499)
Proceeds from sales of property and equipment	117	30
Investments in marketable debt securities	(16,504)	(45,351)
Proceeds from maturities of marketable debt securities	23,463	10,018
Acquisition of business	(15,500)	—
Investment in non-marketable equity securities	(3,000)	—
Net cash used in investing activities	(48,520)	(57,802)

Cash flows from financing activities:
Net decrease in short-term borrowings	(4,750)	(3,349)
Repurchases of common stock	(22,031)	(14,023)
Proceeds from issuance of common stock	6,595	1,937
Excess tax benefits from stock-based compensation	2,837	4,120
Debt issuance costs	—	(47)
Net cash used in financing activities	(17,349)	(11,362)
Net decrease in cash and cash equivalents	(29,726)	(25,931)
Cash and cash equivalents, at beginning of period	87,915	116,255
Cash and cash equivalents, at end of period	$58,189	$90,324

Select Comfort Announces Second-quarter 2013 Results – Page 7 of 9

SELECT COMFORT CORPORATION
AND SUBSIDIARIES
Supplemental Financial Information
(unaudited)

	Three Months Ended		Six Months Ended
	June 29, 2013	June 30, 2012	June 29, 2013	June 30, 2012
Percent of sales:
Retail	88.5%	88.9%	88.3%	88.5%
Direct and E-Commerce	7.6%	7.5%	7.1%	7.8%
Wholesale/other	3.9%	3.6%	4.6%	3.7%
Total	100.0%	100.0%	100.0%	100.0%

Sales growth rates:
Retail comparable-store sales	(7%)	27%	(7%)	32%
Direct and E-Commerce	4%	8%	(9%)	13%
Company-Controlled comparable sales change	(6%)	25%	(8%)	30%
Net new/(closed) stores	7%	3%	7%	2%
Total Company-Controlled Channel	1%	28%	(1%)	32%
Wholesale/other	7%	11%	23%	19%
Total	1%	27%	0%	32%

Stores open:
Beginning of period	411	380	410	381
Opened	17	12	27	22
Closed	(15)	(11)	(24)	(22)
End of period	413	381	413	381

Other metrics:
Average sales per store ($ in 000's)[1]	$2,094	$2,012
Average sales per square foot[1]	$1,197	$1,281
Stores > $1 million net sales[1]	98%	98%
Stores > $2 million net sales[1]	46%	42%
Average net sales per mattress unit - Company-Controlled Channel[2]	$3,182	$3,087	$3,154	$2,889

[1] Trailing twelve months for stores open at least one year.
[2] Represents Company-Controlled Channel total net sales divided by Company-Controlled Channel mattress units. The previously reported metric "Average mattress sales per mattress unit – Company-Controlled Channel" included only net sales from mattresses and mattress bases. Previously reported amounts have been reclassified to conform to the current-year presentation.

Select Comfort Announces Second-quarter 2013 Results – Page 8 of 9

SELECT COMFORT CORPORATION AND SUBSIDIARIES
Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)
(in thousands)

We define earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA") as net income plus: income tax expense, interest expense, depreciation and amortization, stock-based compensation and asset impairments. Management believes Adjusted EBITDA is a useful indicator of our financial performance and our ability to generate cash from operating activities. Our definition of Adjusted EBITDA may not be comparable to similarly titled definitions used by other companies. The table below reconciles Adjusted EBITDA, which is a non-GAAP financial measure, to the comparable GAAP financial measure:

	Three Months Ended		Trailing-Twelve Months Ended
	June 29, 2013	June 30, 2012	June 29, 2013	June 30, 2012
Net income	$9,926	$16,973	$72,101	$71,996
Income tax expense	5,259	8,927	38,204	34,663
Interest expense	13	20	55	130
Depreciation and amortization	7,172	4,726	24,284	16,090
Stock-based compensation	1,560	1,405	3,929	11,084
Asset impairments	15	3	186	19
Adjusted EBITDA	$23,945	$32,054	$138,759	$133,982

Note - Our Adjusted EBITDA calculation is considered a non-GAAP financial measure and is not in accordance with, or preferable to, "as reported," or GAAP financial data. However, we are providing this information as we believe it facilitates analysis of the Company's financial performance by investors and financial analysts.

GAAP - generally accepted accounting principles

Select Comfort Announces Second-quarter 2013 Results – Page 9 of 9

SELECT COMFORT CORPORATION AND SUBSIDIARIES
Reported to Adjusted Statements of Operations Data Reconciliation
(in thousands, except per share amounts)

	Six Months Ended
	June 29, 2013			June 30, 2012
	As Reported	CEO Transition Benefit(1)	As Adjusted	As Reported	CEO Transition Costs(1)	As Adjusted
Operating income	$50,334	$(391)	$49,943	$60,148	$5,595	$65,743
Other income, net	169	—	169	55	—	55

Income before income taxes	50,503	(391)	50,112	60,203	5,595	65,798
Income tax expense(2)	17,106	(135)	16,971	20,813	1,919	22,732
Net income	$33,397	$(256)	$33,141	$39,390	$3,676	$43,066

Net income per share –
Basic	$0.61	$0.00	$0.60	$0.71	$0.07	$0.77
Diluted	$0.60	$0.00	$0.59	$0.69	$0.06	$0.75

Basic Shares	55,062	55,062	55,062	55,680	55,680	55,680
Diluted Shares	56,101	56,101	56,101	57,367	57,367	57,367
___________________
(1) In February 2012, we announced that William R. McLaughlin, then President and CEO, would retire from the Company effective June 1, 2012. In recognition of Mr. McLaughlin’s contributions, the Compensation Committee approved the modification of Mr. McLaughlin’s currently unvested stock awards, including performance-based stock awards. As a result of these modifications, we recorded incremental non-cash compensation of $5.6 million in the first six months of 2012. The performance-based stock awards are subject to applicable adjustments through 2014 based on actual performance versus performance targets. In the first six months of 2013, we recorded a non-cash compensation benefit of $0.4 million resulting from performance-based stock award adjustments.

(2) Reflects effective income tax rates, before discrete adjustments, of 34.4% for 2013 and 34.3% for 2012.

Note - Our "as adjusted" data is considered a non-GAAP financial measure and is not in accordance with, or preferable to, "as reported," or GAAP financial data. However, we are providing this information as we believe it facilitates year-over-year comparisons for investors and financial analysts.

GAAP - generally accepted accounting principles